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                                                                    EXHIBIT 10.1

                      AGREEMENT AND PLAN OF REORGANIZATION

         Agreement and Plan of Reorganization ("Agreement") between Chancellor Group, Inc., a Nevada corporation ("Chancellor"), and SOUTHWIN FINANCIAL, LTD., (the "Shareholder"), being the owner of record of all of the issued and outstanding shares of Getty Petroleum, Inc., a Texas corporation (the "Company").

         WHEREAS, Chancellor wishes to acquire and the Shareholder wishes to transfer all of the issued and outstanding stock of the Company in exchange for 4,500,000 shares of common stock of Chancellor in a transaction intended to qualify as a reorganization within the meaning of Section 368(a)(1)(B) of the Internal Revenue Code of 1954, as amended.

         NOW, THEREFORE, Chancellor and the Shareholder adopt this plan of reorganization and agree as follows:

                          SECTION 1. EXCHANGE OF STOCK

         1.01 NUMBER OF SHARES. The Shareholder agrees to transfer to Chancellor at the Closing all of the outstanding shares of common stock of the Company ("Company Shares"), in exchange for an aggregate of 4,500,000 shares (the "Chancellor Shares") of common stock of Chancellor, $.001 par value per share. The Chancellor Shares will be issued at the Closing to the

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Shareholder and the designee of the Shareholder ("Designee").

         1.02 DELIVERY OF CERTIFICATES BY SHAREHOLDER. The transfer of the Company Shares by the Shareholder shall be effected by the delivery to Chancellor at the Closing of certificates representing the Company Shares endorsed in blank or accompanied by stock powers executed in blank, with all signatures guaranteed by a national bank or broker-dealer.

         1.03 FURTHER ASSISTANCE. At the Closing and from time to time thereafter, the Shareholder shall execute such additional instruments and take such other action as Chancellor may request in order more effectively to sell, transfer and assign the transferred Company Shares to Chancellor and to confirm Chancellor's title thereto.

         1.04 CHANGES IN CHANCELLOR'S CAPITALIZATION. If between the date of this Agreement and the Closing, the outstanding shares of Chancellor common stock are, without the receipt of new consideration by Chancellor, increased, decreased, changed into or exchanged for a different number or kind of shares or securities of Chancellor through reorganization, reclassification, stock dividend, stock split, reverse stock split or similar change in Chancellor's capitalization, Chancellor will issue and deliver to the Shareholder in addition to or in lieu of the Chancellor Shares specified in Section 1.01, voting stock of Chancellor in equitably adjusted amounts. In the

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event of any change in Chancellor's capitalization, all references to
Chancellor Shares herein shall refer to the number of Chancellor Shares as thus adjusted.

                               SECTION 2. CLOSING

         2.01 The closing contemplated by Section 1.1 (the "Closing") shall be held at the offices of David L. Kagel, 1801 Century Park East, Suite 2500, Los Angeles, California 90067, on October 25, 2000 or as soon as practical thereafter unless another place or time is agreed upon in writing by the parties.

          SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDER

         The Shareholder hereby warrants, represents and agrees as follows:

         3.01 CORPORATE STATUS. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas and is licensed or qualified as a foreign corporation in all jurisdictions in which the nature of its business or the character or ownership of its properties makes such licensing or qualification necessary.

         3.02 CAPITALIZATION. The authorized capital stock of the Company consists of 50,000,000 shares of common stock, $2.00 par value of which 1,000 shares are issued and outstanding. All such

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shares are fully paid and non-assessable.

         3.03 FINANCIAL STATEMENT. The financial statements of the Company to be furnished to Chancellor, consisting of a balance sheet and a related statement of income (the "Financial Statements") as set forth on Exhibit A, which will be delivered at the Closing, will be correct and fairly present the financial condition of the Company as of the dates and for the periods involved, and such Financial Statements will be prepared in accordance with generally accepted accounting principles consistently applied.

         3.04 UNDISCLOSED LIABILITIES. The Company had no liabilities of any nature except to the extent reflected or reserved against in the Financial Statements, whether accrued, absolute, contingent or otherwise, including, without limitation, tax liabilities and interest due or to become due, and the Company's accounts receivable are collectible in accordance with the terms of such accounts, except to the extent of the reserve therefor in the Financial Statements.

         3.05 INTERIM CHANGES. Between January 1, 2000 and the date of this Agreement, there have not been, except as set forth on Exhibit A attached hereto and made a part hereof (1) any changes in the Company's financial condition, assets, liabilities, or business which, in the aggregate, have been materially adverse; (2) any damage, destruction or loss of or to the Company's

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property, whether or not covered by insurance; (3) any declaration or payment of any dividends or other distribution in respect of the Company's capital stock, or any direct or indirect redemption, purchase or other acquisition or any such stock; or (4) any increase paid or agreed to in the compensation, retirement benefits or other commitments to employees.

         3.06 TITLE TO PROPERTY. The Company has good and marketable title to all properties and assets, real and personal, reflected in the Financial Statements or as set forth on Exhibit B, except as since sold or otherwise disposed of in the ordinary course of business, and the Company's properties and assets are subject to no mortgage, pledge, lien or encumbrance, except for liens shown therein, with respect to which no default exists. The sole asset of the Company is described in and set forth on Exhibit B, attached hereto.

         3.07 LITIGATION. There is no litigation or proceeding pending, or to Shareholder' knowledge threatened, against or relating to the Company, its properties or business.

         3.08 ACCESS TO RECORDS, ETC. From the date of this Agreement to the Closing, the Shareholder will cause the Company (1) to give to Chancellor and its representatives full access during normal business hours to all of its offices, books, records, contracts, and other corporate documents and properties so that Chancellor may inspect and audit them; and (2) to furnish

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such information concerning the Company's properties and affairs as
Chancellor may reasonably request.

         3.09 CONFIDENTIALITY. Until the Closing (and permanently if there is no Closing), the Shareholder and his representatives will keep confidential any information which they obtain from Chancellor concerning its properties, assets and business. If the transactions contemplated by this Agreement are not consummated by December 31, 2000, the Shareholder will return to Chancellor all written matter with respect to Chancellor obtained by them in connection with the negotiation or consummation of this Agreement.

         3.10 TITLE TO SHARES. The Shareholder is, the owner, free and clear of any liens, claims and encumbrances, of all Company Shares, and has full right to transfer such Shares to Chancellor.

         3.11 ACCESS TO INFORMATION. Shareholder or Shareholder's professional advisor has been granted the opportunity to ask questions of and receive answers from representatives of Chancellor, its officers, directors, employees and agents concerning the terms and conditions of this Offering, Chancellor and its business and prospects, and to obtain any additional information which Shareholder or Shareholder's professional advisor deems necessary to verify the accuracy and completeness of the information received.

         3.12 RELIANCE ON OWN ADVISORS. Shareholder has relied

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completely on the advice of, or has consulted with, Shareholder's own personal tax, investment, legal or other advisors and has not relied on Chancellor or any of its affiliates, officers, directors, attorneys, accountants or any affiliates of any thereof and each other person, if any, who controls any thereof, within the meaning of Section 15 of the Securities Act of 1933, as amended (the "Act"), for any tax or legal advice (other than reliance on information in the Disclosure Documents as defined in Section
3.14 below). The foregoing, however, does not limit or modify Shareholder's right to rely upon representations and warranties of Chancellor in this Agreement.

         3.13 CAPABILITY TO EVALUATE. Shareholder has such knowledge and experience in financial and business matters so as to enable such Shareholder to utilize the information made available to it in connection with this transaction in order to evaluate the merits and risks of the prospective investment, which are substantial, including without limitation those set forth in the Disclosure Documents (as defined in Section 3.14 below).

         3.14 DISCLOSURE DOCUMENTS. Shareholder, in making Shareholder's investment decision to accept the Chancellor Shares hereunder, represents that (a) Shareholder has received and had an opportunity to review and relied solely on the reports of Chancellor under the Securities Exchange Act of 1934 (the "Exchange Act"), including Chancellor's registration statement on

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Form 10-SB and its reports on Form 10K-SB for the fiscal years ended December
31, 1998 and 1999 and on Form 10-Q for the quarters ended March 31 and June 30, 2000 (the documents described in this Section 3.14 are collectively referred to as the "Disclosure Documents"), and an independent investigation made by Shareholder and Shareholder's representatives, if any; and (b) Shareholder is not relying on any oral representation of Chancellor or any other person, nor any written representation or assurance from Chancellor other than those referred to herein or otherwise contained in the Disclosure Documents or incorporated herein or therein. The foregoing, however, does not limit or modify Shareholder's right to rely upon representations and warranties of Chancellor in this Agreement.

         3.15 INVESTMENT EXPERIENCE; FEND FOR SELF. Shareholder has substantial experience in investing in securities and he, she or it has made investments in securities other than those of Chancellor. Shareholder acknowledges that Shareholder is able to fend for Shareholder's self in the transaction contemplated by this Agreement, that Shareholder has the ability to bear the economic risk of Shareholder's investment pursuant to this Agreement. Shareholder has not been organized for the purpose of investing in securities of Chancellor, although such investment is consistent with Shareholder's purposes.

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         3.16 EXEMPT OFFERING UNDER REGULATION D.

                  (a) INVESTMENT; NO DISTRIBUTION. Shareholder is acquiring the Chancellor Shares to be issued and sold hereunder for his, her or its own account and not as a nominee and not with a present view to the re-distribution thereof except that 2,925,000 of the Chancellor Shares will be issued in the name of HORIZON NO. 4 TRUST ("Designee") an affiliate of Shane X.G. Rodgers, an officer, director and principal shareholder of Chancellor. Shareholder is aware that there are legal and practical limits on Shareholder's ability to sell or dispose of the Chancellor Shares and, therefore, that Shareholder must bear the economic risk of the investment for an indefinite period of time and has adequate means of providing for Shareholder's current needs and possible personal contingencies and has need for only limited liquidity of this investment. Shareholder's commitment to illiquid investments is reasonable in relation to Shareholder's net worth. By making the representations in this Section 3.16 the Shareholder does not agree to hold the Chancellor Shares for any minimum or other specific term and reserves the right to dispose of the Chancellor Shares at any time in accordance with or pursuant to any exemption from registration under the Act, except as otherwise required in this Agreement.

         3.17 NO GENERAL SOLICITATION. The Chancellor Shares were not offered to Shareholder through, and Shareholder is not aware of, any form of general solicitation or general advertising, including, without limitation, (a) any advertisement, article,

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notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, and (b) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. Shareholder has had a prior business relationship with the Company.

         3.18 DESIGNEE'S REPRESENTATION. Designee for itself makes the representation set forth in Sections 3.11 through 3.17, inclusive.

       SECTION 4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF CHANCELLOR

         Chancellor represents and warrants to, and covenants with the Shareholder as follows:

         4.01 INTERIM CHANGES. Between December 31, 1999 and the date of this Agreement, there have not been, except as set forth on Exhibit E attached hereto and made a part hereof,(1) any changes in Chancellor's financial condition, assets, liabilities or business which, in the aggregate, have been materially adverse; (2) any damage, destruction or loss of or to Chancellor's property, whether or not covered by insurance; (3) any declaration or payment of any dividends or other distribution in respect of Chancellor's capital stock, or any direct or indirect redemption, purchase or other acquisition of any such stock; or (4) any increase paid or agreed to in the compensation,

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retirement benefits or other commitments to employees.

         4.02 INFORMATION. Chancellor has furnished Shareholder with copies of all of Chancellor's reports filed with the Securities and Exchange Commission under the Exchange Act since January 1, 1999.

         4.03 TITLE OF PROPERTY. Chancellor has good and marketable title to all properties and assets, real and personal, set forth on Exhibit C and such properties and assets are subject to no mortgage, pledge, lien or encumbrance, except for liens shown therein, with respect to which no default exists.

         4.04 LITIGATION. There is no litigation or proceeding pending, or to Chancellor's knowledge threatened, against or relating to Chancellor, its properties or business.

         4.05 CONFIDENTIALITY. Until the Closing (and permanently if there is no Closing), the Company and its representatives will keep confidential any information which it obtained from the Company concerning its properties, assets and business. If the transactions contemplated by this Agreement are not consummated by December 31, 2000, Chancellor will return to the Company all written matter with respect to the Company obtained by it in connection with the negotiation or consummation of this Agreement.

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         4.06 INVESTMENT INTENT. Chancellor is acquiring the Company Shares to be transferred to it under this Agreement for investment and not with a view to the sale or distribution thereof, and Chancellor has no commitment or present intention to liquidate the Company or to sell or otherwise dispose of the Company Shares.

         4.07 CORPORATE AUTHORITY. Chancellor has full corporate power and authority to enter into this Agreement and to carry out its obligations hereunder and will deliver to the Shareholder at the Closing a certified copy of resolutions of its Board of Directors authorizing execution of this Agreement by its officers and performance thereunder.

         4.08 DUE AUTHORIZATION. Execution of this Agreement and performance by Chancellor hereunder has been duly authorized by all requisite corporate and shareholder action on the part of Chancellor, and this Agreement constitutes a valid and binding obligation of Chancellor and performance hereunder will not violate any provision of Chancellor's Certificate of Incorporation, Bylaws, mortgages, agreements with third parties or other commitments.

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                SECTION 5. CONDUCT OF COMPANY PENDING THE CLOSING

         The Shareholder agrees that from the date of this Agreement until the Closing the Company will conduct itself in the following manner:

         5.01 CERTIFICATE OF INCORPORATION AND BYLAWS. The Company will not change its Certificate of Incorporation or Bylaws.

         5.02 CAPITALIZATION, ETC. The Company will not make any change in its authorized, issued or outstanding capital stock; grant any stock option or right to purchase shares of its capital stock; issue any security convertible into shares of its capital stock; purchase, redeem, retire, or otherwise acquire any shares of its capital stock; or agree to do any of the foregoing; or declare, set aside or pay any dividend or other distribution in respect of its capital stock.

         5.03 BUSINESS IN ORDINARY COURSE. The Company will conduct its business in the ordinary course and will (1) use its best efforts to preserve its business organization intact, to keep available to Chancellor the services of its present officers and employees and to preserve the goodwill of suppliers, customers and others having business relations with it; (2) maintain its properties in customary repair, working order and condition, reasonable wear and tear and damage by casualty excepted; (3) keep in force at no less than their present limit all policies of

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insurance listed in Schedule D; (4) make no material change in the customary terms and conditions on which it extends credit to customers; and (5) enter into no sale, lease, contract, commitment or other transaction; provided, however, that nothing in this Section 5.03 shall prohibit compliance by the Company with, or the Company's borrowings or repayment funds pursuant to, and agreements or other commitments disclosed by the Company to Chancellor on Schedule E.

         5.04 BANKING ARRANGEMENTS; POWERS OF ATTORNEY. The Company will not make any change in its banking and safe deposit arrangements and will not grant any powers of attorney.

         5.05 ACCOUNTING PRACTICES. Except as required by generally accepted accounting principles, the Company will not make any changes in its accounting methods or practices.

         5.06 MERGER, ETC. The Company will not merge or consolidate with any other corporation; sell or lease all or substantially all of its assets and business; acquire all or substantially all of the stock of the business or assets or any other person, corporation or business organization; or agree to do any of the foregoing.

                     SECTION 6. COVENANTS AFTER THE CLOSING

         6.01 AFTER CLOSING. From and after the Closing, all parties

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hereto agree to issue certificates representing the Chancellor Shares to the
Shareholder and to a single designee of Shareholder.

                  SECTION 7. CONDITIONS PRECEDENT - CHANCELLOR

         All obligations of Chancellor under this Agreement are subject, at Chancellor's option, to the fulfillment, before or at the Closing, of each of the following conditions:

         7.01 REPRESENTATIONS AND WARRANTIES TRUE AT CLOSING. The
Shareholder's representations and warranties contained in this Agreement shall be true and correct as of the date hereof and as of the Closing in all material respects.

         7.02 DUE PERFORMANCE. The Shareholder shall have performed and complied with all the terms and conditions required by this Agreement to be performed or complied with by it before the Closing.

         7.03 BOOKS AND RECORDS. The Shareholder shall have caused the Company to make available to Chancellor all books and records of the Company, including minute books and stock transfer records.

         7.04 ACCEPTANCE BY THE SHAREHOLDER. The terms of this Agreement shall have been accepted by the Shareholder of the

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Company as evidenced by its signature on the signature page of this Agreement.

         7.05 RESIGNATIONS. There shall have been delivered to Chancellor the signed resignations of such directors of the Company as Chancellor shall request, dated as of the Closing.

                SECTION 8. CONDITIONS PRECEDENT - THE SHAREHOLDER

         All obligations of the Shareholder under this Agreement are subject, at its option, to the fulfillment, before or at the Closing, of each of the following conditions:

         8.01 REPRESENTATIONS AND WARRANTIES TRUE AT CLOSING. Chancellor's representations and warranties contained in this Agreement shall be true and correct as of the date hereof at and as of the Closing in all material respects.

         8.02 DUE PERFORMANCE. Chancellor shall have performed and complied with all of the terms and conditions required by this Agreement to be performed or complied with by it before the Closing.

                           SECTION 9. INDEMNIFICATION

         9.01 INDEMNIFICATION OF CHANCELLOR. The Shareholder severally agrees to indemnify Chancellor against any loss, damage

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or expense (including reasonable attorneys' fees) suffered by Chancellor from
(1) any breach by the Shareholder of this Agreement; or (2) any inaccuracy in or breach of any of the representations, warranties or covenants by the Shareholder herein; provided, however that (a) Chancellor shall be entitled to assert rights of indemnification hereunder only if and to the extent that it suffers losses, damages and expenses (including reasonable attorneys' fees) exceeding $50,000 in the aggregate; and (b) Chancellor shall give notice of any claims hereunder within the twenty-four (24) month period beginning on the date of the Closing. No loss, damage or expense shall be deemed to have been sustained by Chancellor to the extent of insurance proceeds paid to, or tax benefits realizable by, Chancellor or the Company as a result of the event giving rise to such light indemnification.

         9.02 INDEMNIFICATION OF SHAREHOLDER. Chancellor agrees to indemnify the Shareholder against any loss, damage or expense (including reasonable attorneys' fees) suffered by any of the Shareholder from (1) any breach by Chancellor of this Agreement; or (2) any inaccuracy in or breach of any of Chancellor's representations, warranties or covenants herein.

         9.03 DEFENSE OF CLAIMS. Upon obtaining knowledge thereof, the indemnified party shall promptly notify the indemnifying party of any claim which has given or could give rise to a right of indemnification under this Agreement. If the right of

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indemnification relates to a claim asserted by a third party against the indemnified party, the indemnifying party shall have the right to employ counsel acceptable to the indemnified party to cooperate in the defense of any such claim. So long as the indemnifying party is defending any such claim in good faith, the indemnified party will not settle such claim. If the indemnifying party does not elect to defend any such claim, the indemnified party shall have no obligation to do so.

                             SECTION 10. TERMINATION

         10.01 TERMINATION. This Agreement may be terminated (1) by mutual consent in writing; (2) by either the Shareholder or Chancellor if there has been a material misrepresentation or material breach of any warranty or covenant by the other party; or (3) by either the Shareholder or Chancellor if the Closing shall not have taken place, unless adjourned to a later date by mutual consent in writing by December 31, 2000.

                         SECTION 11. GENERAL PROVISIONS

         11.01 FURTHER ASSURANCES. At any time, and from time to time, after the Effective Date, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

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         11.02 WAIVER. Any failure on the part of either party hereto to comply with any of its obligations, agreements or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

         11.03 BROKERS. Each party represents to the other party that no broker or finder has acted for it in connection with this Agreement, and agrees to indemnify and hold harmless the other party against any fee, loss or expense arising out of claims by brokers or finders employed or alleged to have been employed by it.

         11.04 NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first-class registered or certified mail, return receipt requested, as follows:

                                    If to Chancellor:
                                    Chancellor Group, Inc.
                                    c/o David L. Kagel
                                    1801 Century Park East, Suite 2500
                                    Los Angeles, California 9067

                                    If to Shareholder:
                                    Southwin Financial, Ltd.
                                    3241 S. 1st Street
                                    Abilene, Texas 79605

         11.05 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties and supersedes and cancels

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any other agreement, representation, or communication, whether oral or written, between the parties hereto relating to the transactions contemplated herein or the subject matter hereof.

         11.06 HEADINGS. The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

         11.07 GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Nevada.

         11.08 ASSIGNMENT. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their successors and assigns; provided, however, that any assignment by either party of its rights under this Agreement without the written consent of the other party shall be void.

         11.09 LEGAL REPRESENTATION. Shareholder acknowledges that this Agreement has been prepared by the Law Offices of David L. Kagel ("Kagel") counsel to Chancellor and that Kagel has solely represented Chancellor in this transaction and it has not provided legal representation to Shareholder. Shareholder further acknowledges that it has had an opportunity to obtain counsel of its choice and has not relied upon Kagel with respect to legal advice or counsel in connection with this transaction.

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         11.10 COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile signatures shall be considered as original signatures.

         Executed as of this 19th day of October, 2000.

CHANCELLOR GROUP, INC.

By:   /s/ SHANE X.G. RODGERS
      ---------------------------------
          SHANE X.G. RODGERS, President

SHAREHOLDER

SOUTHWIN FINANCIAL, LTD.

By:   /s/ WILLIAM LENZ
      ---------------------------------
          WILLIAM LENZ
         Sole Director

DESIGNEE

HORIZON NO. 4 TRUST

By:   /s/ SHANE X.G. RODGERS
      ---------------------------------
          SHANE X.G. RODGERS

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